UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        November 20, 2014

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-03559	21-0398280

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY. INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 8.01.           Other Events.

As previously disclosed, on April 29, 2014, Pepco Holdings, Inc., a Delaware corporation (Pepco Holdings), entered into an Agreement and Plan of Merger with Exelon Corporation, a Pennsylvania corporation (Exelon), and Purple Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Exelon (Merger Sub), which was amended and restated on July 18, 2014, providing for the merger of Merger Sub with and into Pepco Holdings (the Merger), with Pepco Holdings surviving the Merger as a wholly owned subsidiary of Exelon. Consummation of the Merger is subject to, among other things, regulatory approval from the Federal Energy Regulatory Commission (FERC).

On November 20, 2014, FERC issued an order approving the Merger. The news release dated November 21, 2014 announcing the FERC approval of the Merger has been filed as Exhibit 99 to this Form 8-K. A copy of the Order has been made available on Pepco Holdings’ Web site, which may be accessed through the “Regulatory Filings” hyperlink on the Investor Relations page of Pepco Holdings’ Web site (http://www.pepcoholdings.com).

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

99	News Release of Pepco Holdings and Exelon dated November 21, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrants)

Date:	November 21, 2014	/s/ DAVID M. VELAZQUEZ
Name: David M. Velazquez Title: Executive Vice President

POTOMAC ELECTRIC POWER COMPANY DELMARVA POWER & LIGHT COMPANY ATLANTIC CITY ELECTRIC COMPANY
(Registrant)

Date:	November 21, 2014	/s/ DAVID M. VELAZQUEZ
Name: David M. Velazquez Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	News Release of Pepco Holdings and Exelon dated November 21, 2014.